GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Emerging Markets Equity Funds
Class A Shares, Class B Shares, Class C Shares,
Institutional Shares and Service Shares (as applicable) of the
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
(collectively, the “Funds”)

Supplement dated July 15, 2009 to the
Prospectuses dated February 27, 2009 (the “Prospectuses”)

The following replaces footnote 6 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Funds:

6	The Funds’ annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Funds have changed their fiscal year end from August 31 to October 31. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 2 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Institutional Shares of the Funds:

2	The Funds’ annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Funds have changed their fiscal year end from August 31 to October 31. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 2 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Service Shares of the Emerging Markets Equity Fund:

2	The Fund’s annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. Effective September 1, 2008, the Fund changed its fiscal year end from August 31 to October 31. If the Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

This supplement should be retained with your Prospectus for future reference.

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